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                                                              Exhibit 10(f)(iii)
                       Amendment No. 2 to Supplemental Executive Retirement Plan



                              AMENDMENT NUMBER TWO
                                     TO THE
                               HARRIS CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



                  WHEREAS, Harris Corporation, a Delaware corporation (the "Corporation"), has heretofore adopted and maintains the Harris Corporation Supplemental Executive Retirement Plan, as amended and restated effective March 1, 2003 (the "Plan");

                  WHEREAS, pursuant to its charter, the Employee Benefits Committee (the "Committee"), has the authority to adopt nonmaterial amendments to the Plan.

                  NOW, THEREFORE, pursuant to the power of amendment contained in Section 8.1 of the Plan, the Plan is hereby amended effective as of the date set forth at the end hereof unless another date is specified in the following respects:

     1. Effective December 5, 2003, Section 2.3 of the Plan is hereby amended to read as follows:

           Committee - means the Employee Benefits Committee, the members of which are appointed by the Management Development and Compensation Committee of the Board. Reference herein to the Committee shall include any person or committee to whom the Committee has delegated any of its authority pursuant to Section 7.2.

     2. Section 2.5 is amended by adding the following sentence to the end thereof:

     Reference herein to the Compensation Committee shall include any person or committee to whom the Compensation Committee has delegated any of its authority pursuant to Section 7.2.

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     3.    The following new Section 2.9 is inserted immediately after Section
2.8 and the remaining Sections are renumbered correspondingly:

           2.9. Investment Committee - means the Investment Committee - Employee Benefits Plans of the Company. Reference herein to the Investment Committee shall include any person or committee to whom the Investment Committee has delegated any of its authority pursuant to
     Section 7.2.

     4. Section 5.2 of the Plan is hereby amended to replace the word "Committee" the first time it appears therein with the words "Investment Committee".

     5.    Section 7.2 of the Plan is hereby amended to read as follows:

           7.2. Delegation of Authority. Each of the Committee and the Investment Committee may delegate any of its responsibilities, powers and duties under the SERP to any person or committee. The Compensation Committee, the Committee and the Investment Committee (or any delegate of any such committee) may employ such attorneys, agents and advisors as such Committee (or such delegate) may deem necessary or advisable to assist it in carrying out its duties hereunder.

     6.    Section 7.3 of the Plan is hereby amended to read as follows:

           7.3. Liability. No member of the Compensation Committee, the Committee or the Investment Committee (and no person or committee to whom any such committee has delegated any of its responsibilities, powers or duties under the SERP) shall be liable for any action or failure to act under the SERP, except where such action or failure to act was due to gross negligence or fraud.

     7.    Section 8.1 of the SERP is amended to read as follows:

           Subject to Section 6.7, (i) the Compensation Committee may adopt material amendments to the SERP or may terminate the SERP at any time, and (ii) the Committee may adopt nonmaterial amendments to the SERP at any time. Notwithstanding the previous sentence, no amendment or termination of the SERP shall reduce or cancel any amount credited to any Participant's Account.

     8. Section 8.3 of the SERP is amended to insert the words "or the appropriate committee of the Board (or such committee appointed by the Board)" immediately after the word "Corporation" appearing in the first sentence thereof.

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                  APPROVED by the EMPLOYEE BENEFITS COMMITTEE
                         on this 4th day of June, 2004.


                                          Attest:

                                          /s/ John D.Gronda
                                          --------------------------------------
                                              Secretary


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